AllianceBernstein
Quasar Fund

Semi-Annual Report
March 31, 2003

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research & Management


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                           Investment Products Offered
                           ============================
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ============================


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


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LETTER TO SHAREHOLDERS
May 23, 2003

Dear Shareholder:
We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients--investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

The following report highlights the performance and investment strategy of AllianceBernstein Quasar Fund (the "Fund") for the semi-annual reporting period ended March 31, 2003.

Investment Objective and Policies
This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended March 31, 2003.


INVESTMENT RESULTS*
Periods Ended March 31, 2003

                          ======================
                                  Returns
                          ======================
                          6 Months     12 Months
------------------------------------------------
   AllianceBernstein
   Quasar Fund
     Class A                0.75%      -32.83%
-------------------------------------------------
     Class B                0.35%      -33.39%
-------------------------------------------------
     Class C                0.35%      -33.41%
-------------------------------------------------
   Russell 2000
   Growth Index             3.34%      -31.63%
-------------------------------------------------


 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of March 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that


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                                               ALLIANCEBERNSTEIN QUASAR FUND o 1


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   includes 2,000 of the smallest stocks representing approximately 10% of the
   U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Quasar Fund.

   Additional investment results appear on pages 6-9.


Although headlines of war and economic uncertainty led to a highly volatile market environment, small-cap growth stocks managed to generate a modest positive gain for the six-month period ending March 31, 2003. Over this time frame, the Fund was up 0.75%, trailing the Russell 2000 Growth Index which returned 3.34%. Disappointing stock selection, concentrated in a relatively small number of positions early in the six-month period, accounted for much of the Fund's relative underperformance.

Twelve-month returns reflect the difficult economic environment and the continued unwinding of the late '90's bubble. The Russell 2000 Growth Index declined 31.63% over this time frame. Due to the Fund's underperformance during the six-month period discussed above, the Fund lagged the benchmark for the 12-month period, as well.

Investment Strategy
The Fund seeks investments in faster than average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review
Considering the magnitude of uncertainty--both economic and geopolitical--small-cap growth stocks fared reasonably well during the six-months ending March 31, 2003. Strength during the period was concentrated largely in the technology, industrial, and telecommunications sectors of the small-cap growth universe, with most other sectors only marginally changing over the period. The consumer staples sector was the period's big laggard, declining nearly 10%. From a style perspective, small-cap growth stocks fared somewhat better than small-cap value stocks, which posted a small decline for the six-month period.

Stock selection in the aggregate was negative during the period, with only the technology sector of the Fund demonstrating any material level of outperformance. Sector allocations were neutral to relative returns, benefiting from an underweight in consumer staples largely offset by overweight positions in the health care and consumer discretionary sectors.

Disappointing stock selection was largely due to a small number of poorly performing investments early in the period. Among them were two health care investments: Endocare, a medical device company that was required to


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2 o ALLIANCEBERNSTEIN QUASAR FUND


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restate its financial results; and Transkaryotic Therapies, a biotech company that received an indefinite delay in approval of an important product. Both of these positions have since been sold from the Fund's portfolio. Other notable disappointments during the period included Entravision Communications, a Spanish-language media company, ScanSource, a distributor of specialty technology products, and Southwest Bancorporation of Texas. Although each of these companies have faced challenges that have dampened near-term earnings prospects, we continue to believe that each is poised to show significant future earnings improvement and have therefore, maintained these positions.

Given the strength in technology overall, it is perhaps not surprising that several of the Fund's biggest contributors came from this sector, including Informatica, a developer of business intelligence software, and Integrated Circuit Systems, a maker of silicon timing devices. One other standout technology performer was Precise Software, which agreed to its acquisition just prior to the end of the calendar year. Scios, one of the Fund's biopharmaceutical holdings, also announced that it too had accepted an offer to be acquired. Other strong performers outside of technology included biopharmaceutical company Medicines Company, Martek Biosciences, a developer of nutritional additives, and Iron Mountain, the world's largest provider of document storage services.

Outlook
Rising geopolitical uncertainty and mixed economic data have led to the highest level of negative earnings pre-announcements since the third quarter of 2000. The fact that small-cap growth stocks, and equity markets in general, have held up as well as they have suggests that investors have opted to look through the current market weakness and attribute any near-term earnings issues to the impact of the war with Iraq. While this has benefited investors over the near-term--the Russell 2000 Growth Index gained over 9% in the month of April alone--it does create a risk, should results remain under pressure through the remainder of the year.

Through our many conversations with company management teams over the past several months, it has become clear that many companies experienced a notable step-down in business activity as the war with Iraq began to dominate the headlines. Although the relatively speedy resolution to the war has led to a stabilization of trends, few companies have yet gained any meaningful visibility into the timing and pace with which growth will resume. This has been echoed in many corporate outlooks that have been issued with first-quarter earnings. Accordingly, most of the management teams we speak with continue to keep a tight reign on expenses and balance sheets. Over the near-term, we expect this spending discipline to minimize further cuts to current quarter earnings expectations. Looking further ahead, we believe this


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                                               ALLIANCEBERNSTEIN QUASAR FUND o 3

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will position many companies to deliver a rapid acceleration in earnings, should revenue growth improve later in the year.

The Fund's investments reflect the current uncertainty but have been increasingly moving toward companies positioned to capitalize on an improvement in economic growth later in the year. Consistent with the management team's positioning over the past several quarters, the Fund's investments are broadly diversified across both economically defensive, as well as more cyclically positioned, companies. Over recent months, however, incremental investment dollars have, on the margin, moved toward more economically sensitive companies. This shift can be seen in some of the newer investments that have been added, such as Simpson Manufacturing, a supplier of building materials, and Actuant, a maker of industrial tools and systems.

The gradual shift toward more economically sensitive investments can also be seen in changes to the Fund's sector allocation throughout the period. Although health care remains the Fund's largest overweighted sector, we have scaled it back to roughly half the level it was at the beginning of the period. We do maintain the Fund's overweighted position in the health care sector as it continues to demonstrate some of the strongest earnings momentum trends across the small-cap growth universe.

We have reduced the Fund's financial services exposure, which is now the Fund's largest underweight. This positioning reflects the ongoing challenge of identifying attractive growth rates and opportunities for continued earnings outperformance. It should also be noted that at 18%, the financial services weighting within the Russell 2000 Growth Index is currently within 50 basis points of its historical high. Proceeds from our reduced health care and financial services exposures have been evenly distributed across the industrial and technology sectors. Both of these sectors present many company-specific opportunities to capitalize on improving economic trends later in the year.

Although the environment remains challenging, we are encouraged by the breadth of opportunities that we are finding across the small-cap growth universe. Now that many of the most significant sector and style discrepancies are behind us, we are hopeful that strong company-specific fundamentals will once again be rewarded in the marketplace. As our process and philosophy is one that is focused first and foremost on stock selection, we believe that the Fund is very well positioned to capitalize on a return to a stock driven market.


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4 o ALLIANCEBERNSTEIN QUASAR FUND



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Thank you for your continued interest and investment in AllianceBernstein Quasar
Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa                 [PHOTO]

John D. Carifa
Chairman and President




/s/ Bruce K. Aronow                 [PHOTO]

Bruce K. Aronow
Senior Vice President


Bruce K. Aronow, Portfolio Manager, is the team leader of the Small-Cap Growth equity portfolio management team and has over 15 years of investment experience.

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                                               ALLIANCEBERNSTEIN QUASAR FUND o 5

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PERFORMANCE UPDATE


ALLIANCEBERNSTEIN QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
3/31/93-3/31/03


AllianceBernstein Quasar Fund Class A: $13,243

Russell 2000 Growth Index: $12,682


                     [DATA BELOW REPRESENT MOUNTAIN CHART]


                   AllianceBernstein Quasar Fund      Russell 2000 Growth Index
3/31/93                     $ 9,574                           $10,000
3/31/94                     $10,519                           $11,074
3/31/95                     $10,799                           $11,881
3/31/96                     $17,780                           $15,608
3/31/97                     $19,523                           $14,700
3/31/98                     $16,706                           $20,752
3/31/99                     $20,653                           $18,641
3/31/00                     $25,114                           $29,362
3/31/01                     $18,593                           $17,673
3/31/02                     $19,717                           $18,548
3/31/03                     $13,243                           $12,682

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Quasar Fund Class A shares (from 3/31/93 to 3/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. When comparing AllianceBernstein Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Quasar Fund.


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6 o ALLIANCEBERNSTEIN QUASAR FUND



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PERFORMANCE UPDATE


ALLIANCEBERNSTEIN QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31


 AllianceBernstein Quasar Fund
 Russell 2000 Growth Index



           AllianceBernstein Quasar Fund--Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                            AllianceBernstein           Russell 2000
                               Quasar Fund              Growth Index
--------------------------------------------------------------------------------
      3/31/94                      9.86%                    10.73%
      3/31/95                      2.67%                     7.28%
      3/31/96                     64.64%                    31.37%
      3/31/97                      9.80%                    -5.82%
      3/31/98                     36.80%                    41.17%
      3/31/99                    -22.67%                   -11.04%
      3/31/00                     21.60%                    59.04%
      3/31/01                    -25.96%                   -39.81%
      3/31/02                      6.04%                     4.95%
      3/31/03                    -32.83%                   -31.63%

Past performance is no guarantee of future results. The Fund's investment results are for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Quasar Fund.


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                                               ALLIANCEBERNSTEIN QUASAR FUND o 7


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PORTFOLIO SUMMARY
March 31, 2003 (unaudited)

INCEPTION DATES
Class A Shares
2/12/69
Class B Shares
9/17/90
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $325.6
Average Market Capitalization ($mil): $783


SECTOR BREAKDOWN
 21.4% Consumer Services
 21.4% Technology
 20.4% Health Care
 13.5% Finance                             [PIE CHART OMITTED]
  9.5% Capital Goods
  5.6% Energy
  3.0% Basic Industry
  2.2% Transportation

  3.0% Short-Term


All data as of March 31, 2003. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


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8 o ALLIANCEBERNSTEIN QUASAR FUND


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INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          -32.83%                    -35.69%
                    5 Years          -13.09%                    -13.84%
                   10 Years            3.30%                      2.85%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          -33.39%                    -36.06%
                    5 Years          -13.77%                    -13.77%
                   10 Years(a)         2.65%                      2.65%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                     1 Year          -33.41%                    -34.08%
                    5 Years          -13.76%                    -13.76%
           Since Inception*            2.94%                      2.94%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund invests in small-capitalization stocks which may be more volatile because these companies tend to have limited product lines, markets, or financial resources. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 5/3/93, Class C.
(a) Assumes conversion of Class B shares into Class A shares after 8 years.


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                                               ALLIANCEBERNSTEIN QUASAR FUND o 9


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TEN LARGEST HOLDINGS
March 31, 2003 (unaudited)

                                                                   Percent of
Company                                         Value              Net Assets
--------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.    $ 5,525,520                 1.7%
--------------------------------------------------------------------------------
Iron Mountain, Inc.                         4,890,263                 1.5
--------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.                 4,582,480                 1.4
--------------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.         4,521,325                 1.4
--------------------------------------------------------------------------------
Alliance Data Systems Corp.                 4,335,000                 1.3
--------------------------------------------------------------------------------
Strayer Education, Inc.                     4,243,770                 1.3
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.         4,217,445                 1.3
--------------------------------------------------------------------------------
Stericycle, Inc.                            4,191,285                 1.3
--------------------------------------------------------------------------------
Cumulus Media, Inc. Cl.A                    4,168,790                 1.3
--------------------------------------------------------------------------------
EDO Corp.                                   4,168,430                 1.3
--------------------------------------------------------------------------------
                                          $44,844,308                13.8%


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10 o ALLIANCEBERNSTEIN QUASAR FUND


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PORTFOLIO OF INVESTMENTS
March 31, 2003 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks-97.7%

Technology-21.5%
Computer Hardware/Storage-1.8%
Avocent Corp.(a)............................     166,300      $  3,881,442
McDATA Corp. Cl.A(a)........................     233,400         2,004,906
                                                              ------------
                                                                 5,886,348
                                                              ------------
Computer Peripherals-1.9%
Imation Corp.(a)............................     110,400         4,109,088
Pericom Semiconductor Corp.(a)..............     254,400         1,979,232
                                                              ------------
                                                                 6,088,320
                                                              ------------
Computer Services-3.3%
Alliance Data Systems Corp.(a)..............     255,000         4,335,000
Anteon International Corp.(a)...............     130,000         2,918,500
Cognizant Technology Solutions Corp.(a).....      52,800         3,556,080
                                                              ------------
                                                                10,809,580
                                                              ------------
Computer Software-5.7%
Cognos, Inc.(a).............................     153,700         3,492,218
Documentum, Inc.(a).........................     251,500         3,299,680
Hyperion Solutions Corp.(a).................     169,700         4,115,225
Informatica Corp.(a)........................     586,200         3,780,990
NetScreen Technologies, Inc.(a).............     112,100         1,881,038
Quest Software, Inc.(a).....................     237,300         2,135,700
                                                              ------------
                                                                18,704,851
                                                              ------------
Semi-Conductor Capital Equipment-1.9%
Cymer, Inc.(a)..............................      94,000         2,223,100
MKS Instruments, Inc.(a)....................     135,200         1,690,000
Varian Semiconductor Equipment
Associates, Inc.(a).........................     110,400         2,245,536
                                                              ------------
                                                                 6,158,636
                                                              ------------
Semi-Conductor Components-2.3%
ATMI, Inc.(a)...............................     193,200         3,721,032
Integrated Circuit Systems, Inc.(a).........     168,100         3,647,770
                                                              ------------
                                                                 7,368,802
                                                              ------------
Miscellaneous-4.6%
02Micro International, Ltd.(a)..............     232,900         2,506,004
Aeroflex, Inc.(a)...........................      31,200           176,592
Amphenol Corp. Cl.A(a)......................      98,500         4,013,875
Exar Corp.(a)...............................     247,400         3,144,454
Power-One, Inc.(a)..........................     391,700         1,723,480
Precise Software Solutions, Ltd.(a).........     214,900         3,573,787
                                                              ------------
                                                                15,138,192
                                                              ------------
                                                                70,154,729
                                                              ------------


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                                              ALLIANCEBERNSTEIN QUASAR FUND o 11


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Company                                           Shares             Value
--------------------------------------------------------------------------------

Consumer Services-21.5%
Advertising-1.2%
Getty Images, Inc.(a).......................     138,100      $  3,792,226
                                                              ------------
Apparel-1.0%
Chico's FAS, Inc.(a)........................     170,500         3,410,000
                                                              ------------
Broadcasting & Cable-2.4%
Cumulus Media, Inc. Cl.A(a).................     286,318         4,168,790
Entravision Communications Corp. Cl.A(a)....     284,800         1,537,920
ValueVision International, Inc. Cl.A(a).....     205,100         2,065,357
                                                              ------------
                                                                 7,772,067
                                                              ------------
Entertainment & Leisure-1.9%
Guitar Center, Inc.(a)......................      98,500         2,006,445
Take-Two Interactive Software, Inc.(a)......     188,700         4,217,445
                                                              ------------
                                                                 6,223,890
                                                              ------------
Gaming-1.9%
Alliance Gaming Corp.(a)....................     162,100         2,431,500
Station Casinos, Inc.(a)....................     183,400         3,871,574
                                                              ------------
                                                                 6,303,074
                                                              ------------
Retail-General Merchandise-3.9%
Cost Plus, Inc.(a)..........................     144,900         3,813,768
Dick's Sporting Goods, Inc.(a)..............     141,200         3,234,892
Electronics Boutique Holdings Corp.(a)......      52,400           879,796
Rent-A-Center, Inc.(a)......................      62,900         3,441,259
Ultimate Electronics, Inc.(a)...............     162,400         1,291,080
                                                              ------------
                                                                12,660,795
                                                              ------------
Miscellaneous-9.2%
Bright Horizons Family Solutions, Inc.(a)...      82,800         2,320,056
Career Education Corp.(a)...................      59,400         2,905,848
Insight Enterprises, Inc.(a)................     258,900         1,825,245
Iron Mountain, Inc.(a)......................     127,850         4,890,263
MSC Industrial Direct Co., Inc. Cl.A(a).....     240,400         3,843,996
Resources Connection, Inc.(a)...............     188,300         4,007,024
ScanSource, Inc.(a).........................     135,960         2,549,250
Strayer Education, Inc. ....................      77,300         4,243,770
The Corporate Executive Board Co.(a)........      92,600         3,298,412
                                                              ------------
                                                                29,883,864
                                                              ------------
                                                                70,045,916
                                                              ------------
Health Care-20.6%
Biotechnology-5.6%
Abgenix, Inc.(a)............................     256,800         2,234,160
InterMune, Inc.(a)..........................     117,400         2,518,230
Protein Design Labs, Inc.(a)................     173,500         1,283,900
Scios, Inc.(a)..............................      36,700         1,617,002
Tanox, Inc.(a)..............................      38,500           498,575
The Medicines Co.(a)........................     201,800         3,761,552


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12 o ALLIANCEBERNSTEIN QUASAR FUND


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Company                                           Shares             Value
--------------------------------------------------------------------------------

Trimeris, Inc.(a)...........................      84,600      $  3,483,828
United Therapeutics Corp.(a)................     165,000         2,844,600
                                                              ------------
                                                                18,241,847
                                                              ------------
Drugs-2.5%
Axcan Pharma, Inc.(a).......................     305,700         3,167,052
Connetics Corp.(a)..........................     113,800         1,906,150
Martek Biosciences Corp.(a).................     100,300         2,860,556
                                                              ------------
                                                                 7,933,758
                                                              ------------
Medical Products-8.0%
Advanced Neuromodulation Systems, Inc.(a)...     128,800         5,525,520
Conceptus, Inc.(a)..........................     275,200         2,476,800
CTI Molecular Imaging, Inc.(a)..............     233,800         4,582,480
Cyberonics, Inc.(a).........................      45,300           968,967
Integra LifeSciences Holdings(a)............     176,300         4,054,900
OraSure Technologies, Inc.(a)...............     380,800         2,223,872
PSS World Medical, Inc.(a)..................     468,900         3,057,228
SurModics, Inc.(a)..........................      31,200           964,392
Wright Medical Group, Inc.(a)...............     127,300         2,230,296
                                                              ------------
                                                                26,084,455
                                                              ------------
Medical Services-4.5%
LifePoint Hospitals, Inc.(a)................     141,500         3,553,065
Mid Atlantic Medical Services, Inc.(a)......     111,500         4,521,325
Pharmaceutical Product Development, Inc.(a).      21,300           571,926
Stericycle, Inc.(a).........................     111,500         4,191,285
VCA Antech, Inc.(a).........................      18,100           280,007
VistaCare, Inc. Cl.A(a).....................      89,400         1,594,717
                                                              ------------
                                                                14,712,325
                                                              ------------
                                                                66,972,385
                                                              ------------
Finance-13.6%
Banking-Money Centers-2.9%
Boston Private Financial Holdings, Inc. ....     129,200         1,932,832
UCBH Holdings, Inc. ........................      92,200         4,054,956
Wintrust Financial Corp. ...................     116,400         3,329,040
                                                              ------------
                                                                 9,316,828
                                                              ------------
Banking-Regional-3.4%
American Capital Strategies, Ltd. ..........     164,700         3,689,280
R&G Financial Corp. Cl.B....................     151,900         3,341,800
Westamerica Bancorp.........................     103,100         4,071,419
                                                              ------------
                                                                11,102,499
                                                              ------------
Brokerage & Money Management-3.3%
Affiliated Managers Group, Inc.(a)..........      84,900         3,529,293
BlackRock, Inc.(a)..........................      77,200         3,361,288
Southwest Bancorporation of Texas, Inc.(a)..     133,100         3,996,993
                                                              ------------
                                                                10,887,574
                                                              ------------
Insurance-3.0%
PMA Capital Corp. Cl.A......................       2,100            14,217
RenaissanceRe Holdings, Ltd. (Bermuda)......      66,000         2,643,300


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 13

Company                                           Shares             Value
--------------------------------------------------------------------------------

StanCorp Financial Group, Inc. .............      72,700      $  3,747,685
Triad Guaranty, Inc.(a).....................      97,800         3,360,408
                                                              ------------
                                                                 9,765,610
                                                              ------------
Miscellaneous-1.0%
Investors Financial Services Corp. .........     131,700         3,206,895
                                                              ------------
                                                                44,279,406
                                                              ------------
Capital Goods-9.6%
Electrical Equipment-3.6%
EDO Corp. ..................................     230,300         4,168,430
Engineered Support Systems, Inc. ...........      91,850         3,595,927
United Defense Industries, Inc.(a)..........     181,700         3,931,988
                                                              ------------
                                                                11,696,345
                                                              ------------
Machinery-3.4%
Actuant Corp. Cl.A(a).......................      54,900         1,929,735
AGCO Corp.(a)...............................     115,300         1,856,330
Navistar International Corp.(a).............     121,600         2,992,576
Oshkosh Truck Corp. ........................      40,900         2,548,070
Regal Beloit Corp. .........................     117,400         1,797,394
                                                              ------------
                                                                11,124,105
                                                              ------------
Pollution Control-0.7%
Waste Connections, Inc.(a)..................      63,200         2,180,400
                                                              ------------
Miscellaneous-1.9%
IDEX Corp. .................................     127,900         3,709,100
Simpson Manufacturing Co., Inc.(a)..........      76,500         2,585,700
                                                              ------------
                                                                 6,294,800
                                                              ------------
                                                                31,295,650
                                                              ------------
Energy-5.7%
Domestic Producers-1.0%
Frontier Oil Corp. .........................     189,400         3,238,740
                                                              ------------
Oil Service-3.6%
FMC Technologies, Inc.(a)...................      88,800         1,704,960
Forest Oil Corp.(a).........................      32,300           720,290
Spinnaker Exploration Co.(a)................      93,300         1,811,886
W-H Energy Services, Inc.(a)................     218,700         3,744,144
Westport Resources Corp.(a).................     192,900         3,886,935
                                                              ------------
                                                                11,868,215
                                                              ------------
Pipelines-1.1%
Cal Dive International, Inc.(a).............       9,100           163,891
Hydril Co.(a)...............................     130,300         3,256,197
                                                              ------------
                                                                 3,420,088
                                                              ------------
                                                                18,527,043
                                                              ------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN QUASAR FUND

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------
Basic Industry-3.0%
Chemicals-1.1%
Georgia Gulf Corp. .........................     174,000      $  3,502,620
                                                              ------------
Paper & Forest Products-1.1%
Pactiv Corp.(a).............................     177,100         3,595,130
                                                              ------------
Miscellaneous-0.8%
Philadelphia Suburban Corp. ................     119,200         2,616,440
                                                              ------------
                                                                 9,714,190
                                                              ------------
Transportation-2.2%
Air Freight-1.1%
UTI Worldwide, Inc. (U.S. Virgin Islands)...     126,800         3,550,400
                                                              ------------
Shipping-1.1%
Kirby Corp.(a)..............................     143,300         3,525,180
                                                              ------------
                                                                 7,075,580
                                                              ------------
Total Common Stocks
 (cost $310,840,611).........................                  318,064,899
                                                              ------------
SHORT-TERM INVESTMENT-3.0%
Time Deposit-3.0%
State Street Euro Dollar
0.75%, 4/01/03
(amortized cost $9,866,000).................     $ 9,866         9,866,000
                                                              ------------
Total Investments-100.7%
   (cost $320,706,611)......................                   327,930,899
Other assets less liabilities*-(0.7%).......                    (2,313,690)
                                                              ------------
Net Assets-100%.............................                  $325,617,209
                                                              ------------

* SECURITY LENDING INFORMATION
Includes cash collateral received of $47,303,700 for securities on loan as of March 31, 2003 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:
                                                                    Percent
                                     Current              U.S. $    of Net
                                      Yield    Shares      Value    Assets
                                    --------- --------  ---------  ---------
UBS Private Money Market Fund LLC     1.29%  47,303,700 $47,303,700  14.5%

--------------------------------------------------------------------------------


(a) Non-income producing security.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 15

STATEMENT OF ASSETS & LIABILITIES
March 31, 2003 (unaudited)

Assets
Investments in securities, at value
 (cost $320,706,611).................................         $327,930,899(a)
Collateral held for securities loaned................           47,303,700
Receivable for investment securities sold............            3,096,857
Dividends and interest receivable....................               45,729
Receivable for capital stock sold....................               37,888
                                                              ------------
Total assets.........................................          378,415,073
                                                              ------------
Liabilities
Payable for collateral received
  on securities loaned...............................           47,303,700
Payable for investment securities purchased..........            3,302,465
Advisory fee payable.................................              835,914
Payable for capital stock redeemed...................              370,025
Distribution fee payable.............................              178,437
Accrued expenses.....................................              807,323
                                                              ------------
Total liabilities....................................           52,797,864
                                                              ------------
Net Assets...........................................         $325,617,209
                                                              ------------
Composition of Net Assets
Capital stock, at par................................         $     52,686
Additional paid-in capital...........................          749,848,194
Accumulated net investment loss......................           (4,276,647)
Accumulated net realized loss on investment
  transactions.......................................         (427,231,312)
Net unrealized appreciation of investments...........            7,224,288
                                                              ------------
                                                             $ 325,617,209
                                                              ------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($145,634,557/10,838,061 shares of capital
  stock issued and outstanding)......................               $13.44
Sales charge-4.25% of public offering price..........                  .60
                                                                    ------
Maximum offering price...............................               $14.04
                                                                    ------
Class B Shares
Net asset value and offering price per share
  ($139,793,936/12,127,649 shares of capital
  stock issued and outstanding)......................               $11.53
                                                                    ------
Class C Shares
Net asset value and offering price per share
  ($32,629,176/2,826,438 shares of capital
  stock issued and outstanding)......................               $11.54
                                                                    ------
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($7,559,540/551,021 shares of capital
  stock issued and outstanding)........................             $13.72
                                                                    ------


(a) Includes securities on loan with a value of $44,659,063 (see Note F). See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN QUASAR FUND

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2003 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $3,048)...................     $   641,697
Interest................................          85,061       $   726,758
                                             -----------
Expenses
Advisory fee............................       1,702,552
Distribution fee--Class A...............         210,664
Distribution fee--Class B...............         759,829
Distribution fee--Class C...............         176,316
Transfer agency.........................       1,679,395
Printing................................         201,884
Custodian...............................         104,682
Administrative..........................          66,000
Registration............................          43,376
Audit and legal.........................          37,568
Directors' fees.........................          10,000
Miscellaneous...........................          15,734
                                             -----------
Total expenses..........................       5,008,000
Less: expense offset arrangement
  (see Note B)..........................          (4,595)
                                             -----------
Net expenses............................                         5,003,405
                                                               -----------
Net investment loss.....................                        (4,276,647)
                                                               -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
  transactions..........................                       (60,898,360)
Net change in unrealized
  appreciation/depreciation
  of investments........................                        67,658,455
                                                               -----------
Net gain on investment
  transactions..........................                         6,760,095
                                                               -----------
Net Increase in Net Assets
  from Operations.......................                       $ 2,483,448
                                                               -----------


See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 17

STATEMENT OF CHANGES

IN NET ASSETS



                                         Six Months Ended     Year Ended
                                          March 31, 2003     September 30,
                                            (unaudited)          2002
                                         ----------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss.....................   $  (4,276,647)    $ (12,565,930)
Net realized loss on investment
  transactions..........................     (60,898,360)     (175,496,028)
Net change in unrealized
  appreciation/depreciation
  of investments........................      67,658,455       119,701,358
                                           -------------     -------------
Net increase (decrease) in net assets
  from operations.......................       2,483,448       (68,360,600)
Capital Stock Transactions
Net decrease............................     (39,169,084)     (188,608,810)
                                           -------------     -------------
Total decrease..........................     (36,685,636)     (256,969,410)
Net Assets
Beginning of period.....................     362,302,845       619,272,255
                                           -------------     -------------
End of period...........................   $ 325,617,209    $  362,302,845
                                           =============    ==============


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN QUASAR FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein Quasar Fund, Inc. (the "Fund"), formerly Alliance Quasar Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 19

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts on short-term securities as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN QUASAR FUND

Fund. Such compensation amounted to $987,764 for the six months ended March 31, 2003.

For the six months ended March 31, 2003, the Fund's expenses were reduced by $4,595 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $3,244 from the sale of Class A shares and $1,312, $108,528 and $1,961 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2003.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2003 amounted to $848,056, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $23,354,931 and $2,131,598 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $163,884,608 and $206,912,844, respectively, for the six months ended March 31, 2003. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 2003.


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 21

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $37,302,582 and gross unrealized depreciation of investments was $30,078,294, resulting in net unrealized appreciation of $7,224,288.

NOTE E
Distributions to Shareholders
The tax character of distributions to be paid for the year ending September 30, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

                                               2002               2001
                                           ===========      ===============
Distributions paid from:
   Ordinary income......................   $        -0-     $   117,930,376
                                           -----------      ---------------
Total taxable distributions.............            -0-         117,930,376
                                           -----------      ---------------
Total distributions paid................   $        -0-     $   117,930,376
                                           -----------      ---------------

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses....................   $  (341,431,963)(a)
Unrealized appreciation/(depreciation)..................       (85,335,156)(b)
                                                           ---------------
Total accumulated earnings/(deficit)....................   $  (426,767,119)
                                                           ---------------

(a) On September 30, 2002, the Fund had a net capital loss carryforward of $225,841,068, of which $108,609,712 expires in the year 2009 and
    $117,231,356 which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $115,590,895.


(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F
Securities Lending
The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund earns fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN QUASAR FUND
accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2003, the Fund had loaned securities with a value of $44,659,063 and received cash collateral of $47,303,700, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the six months ended March 31, 2003, the Fund earned fee income of $45,373 which is included in interest income in the accompanying statement of operations.

NOTE G
Capital Stock
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


              ----------------------------------     ----------------------------------
                             Shares                                  Amount
              ----------------------------------     ----------------------------------
              Six Months Ended        Year Ended     Six Months Ended        Year Ended
                March 31, 2003   September 30,     March 31, 2003   September 30,
                   (unaudited)            2002        (unaudited)           2002
              ------------------------------------------------------------------
Class A
Shares sold        16,977,180      4,270,744      $ 230,580,413   $  76,838,507
--------------------------------------------------------------------------------
Shares converted
  from Class B        160,424        211,616          2,136,255       3,754,642
--------------------------------------------------------------------------------
Shares redeemed    (18,020,808)    (7,067,128)      (244,919,200)   (125,712,831)
--------------------------------------------------------------------------------
Net decrease         (883,204)    (2,584,768)     $ (12,202,532)  $ (45,119,682)
================================================================================
Class B
Shares sold           464,736      1,427,398      $   5,455,983   $  22,381,783
--------------------------------------------------------------------------------
Shares converted
  to Class A         (182,386)      (244,199)        (2,136,255)     (3,754,642)
--------------------------------------------------------------------------------
Shares redeemed    (2,063,505)    (5,500,367)       (24,053,210)    (83,631,416)
--------------------------------------------------------------------------------
Net decrease       (1,781,155)    (4,317,168)     $ (20,733,482)  $ (65,004,275)
================================================================================
Class C
Shares sold           212,560        780,705      $   2,508,016   $  12,441,554
--------------------------------------------------------------------------------
Shares redeemed      (624,786)    (1,855,191)        (7,308,760)    (28,463,454)
--------------------------------------------------------------------------------
Net decrease         (412,226)    (1,074,486)     $  (4,800,744)  $ (16,021,900)
================================================================================


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 23

        --------------------------------   -------------------------------------
                      Shares                                  Amount
        --------------------------------   -------------------------------------
        Six Months Ended      Year Ended     Six Months Ended        Year Ended
          March 31, 2003   September 30,       March 31, 2003     September 30,
             (unaudited)            2002          (unaudited)              2002
        ------------------------------------------------------------------------
Advisor Class
Shares sold       76,596          500,904        $   1,083,108    $   9,556,707
--------------------------------------------------------------------------------
Shares redeemed (181,164)      (4,004,915)          (2,515,434)     (72,019,660)
--------------------------------------------------------------------------------
Net decrease    (104,568)      (3,504,011)       $  (1,432,326)   $ (62,462,953)
================================================================================



NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2003.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN QUASAR FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                         -------------------------------------------------------
                                                     Class A
                         -------------------------------------------------------
                           Six Months
                                Ended
                            March 31,             Year Ended September 30,
                                 2003   ----------------------------------------
                           (unaudited)   2002    2001      2000    1999     1998
                         -------------------------------------------------------
 Net asset value,
  beginning of period....     $ 13.34  $16.25 $ 30.76   $ 23.84 $ 22.27  $ 30.37
                         -------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a)...        (.14)   (.30)   (.35)     (.38)   (.22)    (.17)
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........         .24   (2.61) (11.46)     7.30    2.80    (6.70)
                         -------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .......         .10   (2.91) (11.81)     6.92    2.58    (6.87)
                         -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain
  on investment
  transactions...........          -0-     -0-   (.72)       -0-  (1.01)   (1.23)
Distributions in
  excess of net
  realized gain
  on investment
  transactions...........          -0-     -0-  (1.98)       -0-     -0-      -0-
                         -------------------------------------------------------
Total distributions......          -0-     -0-  (2.70)       -0-  (1.01)   (1.23)
                         -------------------------------------------------------
Net asset value,
  end of period..........     $ 13.44  $13.34 $ 16.25   $ 30.76 $ 23.84  $ 22.27
                         =======================================================
Total Return
Total investment
  return based on net
  asset value(b).........         .75% (17.91)%(41.42)%   29.03%  11.89%  (23.45)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)........    $145,635 $156,340$232,456 $458,008 $517,289 $495,070
Ratio to average net
  assets of:
  Expenses...............        2.42%(c) 1.92%  1.79%   1.68%(d)1.69%(d) 1.61%(d)
  Net investment loss....      (2.00)%(c)(1.71)%(1.58)% (1.39)% (.90)%     (.59)%
Portfolio turnover rate..          47%     98%    109%      160%     91%     109%


See footnote summary on page 29.

--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------
                                                              Class B
                                  ----------------------------------------------------------------
                                    Six Months
                                         Ended
                                     March 31,             Year Ended September 30,
                                          2003   -------------------------------------------------
                                    (unaudited)   2002      2001        2000      1999       1998
                                  ----------------------------------------------------------------
  Net asset value,
  beginning of period..........    $  11.49   $  14.11   $  27.30   $  21.32   $  20.17   $  27.83
                                  -----------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a).........        (.17)      (.39)      (.45)      (.52)      (.37)      (.36)
Net realized and unrealized
  gain (loss) on investment
  transactions.................         .21      (2.23)    (10.04)      6.50       2.53      (6.07)
                                  -----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations..............         .04      (2.62)    (10.49)      5.98       2.16      (6.43)
                                  -----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on investment
  transactions.................          -0-        -0-      (.72)        -0-     (1.01)     (1.23)
Distributions in excess
  of net realized gain
  on investment transactions...          -0-        -0-     (1.98)        -0-        -0-        -0-
                                  -----------------------------------------------------------------
Total distributions............          -0-        -0-     (2.70)        -0-     (1.01)     (1.23)
                                  -----------------------------------------------------------------
Net asset value,
  end of period................    $  11.53   $  11.49   $  14.11   $  27.30   $  21.32   $  20.17
                                  =================================================================
Total Return
Total investment return based
  on net asset value(b)........         .35%    (18.57)%   (41.88)%    28.05%     11.01%    (24.03)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............    $139,794   $159,791   $257,161   $546,302   $587,919   $625,147
Ratio to average net assets of:
  Expenses.....................        3.24%(c)   2.72%      2.57%      2.44%(d)   2.46%(d)   2.39%(d)
  Net investment loss..........       (2.83)%(c) (2.50)%    (2.36)%    (2.16)%    (1.68)%    (1.36)%
Portfolio turnover rate........          47%        98%       109%       160%        91%       109%


See footnote summary on page 29.


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26 o ALLIANCEBERNSTEIN QUASAR FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                  ----------------------------------------------------------------
                                                              Class C
                                  ----------------------------------------------------------------
                                    Six Months
                                         Ended
                                     March 31,             Year Ended September 30,
                                          2003   -------------------------------------------------
                                    (unaudited)   2002      2001        2000      1999       1998
                                  ----------------------------------------------------------------
Net asset value,
  beginning of period..........    $  11.50   $  14.13   $  27.32   $  21.34   $  20.18   $  27.85
                                  ----------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a).........        (.16)      (.39)      (.45)      (.52)      (.36)      (.35)
Net realized and unrealized
  gain (loss) on investment
  transactions.................         .20      (2.24)    (10.04)      6.50       2.53      (6.09)
                                  ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations..............         .04      (2.63)    (10.49)      5.98       2.17      (6.44)
                                  ----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment transactions......          -0-        -0-      (.72)        -0-     (1.01)     (1.23)
Distributions in excess
  of net realized gain
  on investment transactions...          -0-        -0-     (1.98)        -0-        -0-        -0-
                                  ----------------------------------------------------------------
Total distributions............          -0-        -0-     (2.70)        -0-     (1.01)     (1.23)
                                  ----------------------------------------------------------------
Net asset value,
  end of period................    $  11.54   $  11.50   $  14.13   $  27.32   $  21.34   $  20.18
                                  ================================================================
Total Return
Total investment return based
  on net asset value(b)........         .35%    (18.61)%   (41.85)%    28.02%     11.05%    (24.05)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............     $32,629    $37,256    $60,925   $137,242   $168,120   $182,110
Ratio to average net assets of:
  Expenses.....................        3.20%(c)   2.71%      2.56%      2.43%(d)   2.45%(d)   2.38%(d)
  Net investment loss..........       (2.79)%(c) (2.49)%    (2.35)%    (2.12)%    (1.66)%    (1.35)%
Portfolio turnover rate........          47%        98%       109%       160%        91%       109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 27

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period
                                  ----------------------------------------------------------------
                                                              Advisor Class
                                  ----------------------------------------------------------------
                                    Six Months
                                         Ended
                                     March 31,             Year Ended September 30,
                                          2003   -------------------------------------------------
                                    (unaudited)   2002      2001        2000      1999       1998
                                  ----------------------------------------------------------------
Net asset value,
  beginning of period.....         $  13.60   $  16.52   $  31.07   $  24.01   $  22.37   $  30.42
                                  ----------------------------------------------------------------
Income From
Investment Operations
Net investment loss(a)..               (.12)      (.28)      (.29)      (.30)      (.15)      (.09)
Net realized and unrealized
  gain (loss) on investment
  transactions............              .24      (2.64)    (11.56)      7.36       2.80      (6.73)
                                  ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations.........              .12      (2.92)    (11.85)      7.06       2.65      (6.82)
                                  ----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment transactions.              -0-         -0-      (.72)        -0-     (1.01)     (1.23)
Distributions in excess
  of net realized gain
  on investment transactions             -0-        -0-     (1.98)        -0-        -0-        -0-
                                  ----------------------------------------------------------------
Total distributions.....                 -0-        -0-     (2.70)        -0-     (1.01)     (1.23)
                                  ----------------------------------------------------------------
Net asset value,
  end of period...........         $  13.72   $  13.60   $  16.52   $  31.07   $  24.01   $  22.37
Total Return
                                  ================================================================
Total investment return based
  on net asset value(b)...              .88%    (17.68)%   (41.11)%    29.40%     12.16%    (23.24)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).........           $7,559     $8,916    $68,730   $135,414   $164,671   $175,037
Ratio to average net assets of:
  Expenses..............               2.14%(c)   1.60%      1.52%      1.39%(d)   1.42%(d)   1.38%(d)
  Net investment loss...              (1.73)%(c) (1.41)%    (1.31)%    (1.08)%     (.62)%     (.32)%
Portfolio turnover rate.                 47%        98%       109%       160%        91%       109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN QUASAR FUND

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                        -------------------------------
                            Year Ended September 30,
                        -------------------------------

                        2000         1999         1998
                        -------------------------------
    Class A             1.67%        1.68%        1.60%
    Class B             2.42%        2.45%        2.38%
    Class C             2.42%        2.44%        2.37%
    Advisor Class       1.38%        1.41%        1.37%


--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 29

GLOSSARY OF INVESTMENT TERMS



benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization
The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity
Another term for stock.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/ or coupon. Refers to a distinct part of the market, for example, the technology sector.

share
A unit which represents ownership in a mutual fund or stock.

small-capitalization or small-cap company
Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN QUASAR FUND

Alliance Capital Management L.P.
Alliance Capital Management L.P. is a leading global investment management firm with approximately $386 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 42 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 570 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 3/31/03.

--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 31

AllianceBernstein At Your Service




At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  AllianceBernstein Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The AllianceBernstein Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. For AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN QUASAR FUND

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Bruce K. Aronow, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036



(1) Member of the Audit Committee.

--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 33

ALLIANCEBERNSTEIN FAMILY OF FUNDS



U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.

--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN QUASAR FUND

NOTES








--------------------------------------------------------------------------------
                                              ALLIANCEBERNSTEIN QUASAR FUND o 35

NOTES








--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN QUASAR FUND

AllianceBernstein Quasar Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research & Management

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QSRSR0303